AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                               QUEST CHEROKEE, LLC


     This Amendment to the Amended and Restated Limited Liability Company Agreement of Quest Cherokee, LLC (this "Amendment"), dated as of February 11, 2005 (the "Effective Date"), is by and among the Members of Quest Cherokee, LLC, a Delaware limited liability company (the "Company").

     WHEREAS, reference is herein made to that certain Amended and Restated Limited Liability Company Agreement of Quest Cherokee, LLC, dated as of December 22, 2003 (as amended prior to the Effective Date, the "LLC Agreement"), by and among the Members of the Company; and

     WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the LLC Agreement; and

     WHEREAS, the Members wish to amend the LLC Agreement as set forth in this Amendment; and

     WHEREAS, pursuant to Section 10.9 of the LLC Agreement, the LLC Agreement may be amended only by a written instrument approved by a Member Vote; and pursuant to Section 1.1 of the LLC Agreement, the term, "Member Vote" is defined to mean "the approval by those Class A Members who, in the aggregate, have a Class A Unit Sharing Ratio in excess of 50%, together with the approval of those Class B Members who, in the aggregate, have a Class B Unit Sharing Ratio in excess of 50%"; and

     WHEREAS, as of the Effective Date: (i) Cherokee Energy Partners LLC is the sole Class A Member of the Company (and owns and holds 10,000 Class A Units); and (ii) the following constitute all of the Class B Members of the Company: (A) Quest Energy Service, Inc. (which owns and holds 196 Class B Units); (B) STP Cherokee, Inc. (which owns and holds 3,726 Class B Units); (C) Ponderosa Gas Pipeline Company, Inc. (which owns and holds 335 Class B Units); (D) Quest Oil & Gas, Corporation (which owns and holds 4,790 Class B Units); (E) Producers Service, Incorporated (which owns and holds 71 Class B Units), and (F) J-W Gas Gathering, L.L.C. (which owns and holds 882 Class B Units); and

     WHEREAS, this Amendment shall be effective to amend the LLC Agreement, and shall be binding on all of the Members, upon the execution and delivery hereof by Cherokee Energy Partners LLC (the sole Class A Member), together with those Class B Members who, in the aggregate, have a Class B Unit Sharing Ratio in excess of 50%.


                               Exhibit 3 - Page 1

     NOW, THEREFORE, in accordance with the terms of the LLC Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

     1.   Section 1.1.

          (a)  Definition  of Class A Member  IRR.  The  definition  of "Class A
     Member IRR" in Section 1.1 of the LLC Agreement is hereby amended and restated in its entirely to read as follows:

           "Class A Member IRR" means, as of any date of distribution, the per annum discount rate at which the sum of the following cash flows is equal to zero (assuming discounting on the basis of a year of 365 days and actual days elapsed): (i) the aggregate amount of capital contributed, and loans made, by the Class A Member and its Affiliates (including all Subordinated Notes issued pursuant to the Subordinated Note Agreement, as amended, and all amounts made available to pay fees and expenses to the Class A Member or its Affiliates) directly to the Company (each of which amounts will be deemed to be negative for purposes of this calculation) and (ii) (A) the aggregate amount of equity distributions, and payments made in respect of loans, by the Company directly to the Class A Member or its Affiliates minus (B) any distributions made pursuant to Section 5.4(c). The equity distributions and payments in (ii)(A) above exclude the aggregate fees and reimbursed expenses paid by the Company, directly or indirectly, to the Class A Member or its Affiliates. The "Class A Member IRR" will be calculated using the "XIRR" function in Microsoft Excel 2000 or an equivalent function in another software package.

               (b) Definition of Early Liquidation Event. The definition of "Early Liquidation Event" in Section 1.1 of the LLC Agreement is hereby amended and restated in its entirely to read as follows:

           "Early Liquidation Event" means a Dissolution Event that occurs on or before three years after the Second Closing (as defined in the Subordinated Note Agreement) or the acceleration of the Loans (as defined in the Subordinated Notes) or exercise of other remedies by the Senior Lenders (as defined in the Subordinated Notes) under the
           Superior   Loan   Documents   (as  defined  in  the
           Subordinated Notes)."

          (c) Definition of Make Whole Payment. The definition of "Make Whole Payment" in Section 1.1 of the LLC Agreement is hereby amended by replacing the word "150%" with "140%".

     2. Section 5.4(a) (iii). Section 5.4(a)(iii) of the LLC Agreement is hereby amended and restated in its entirety to read as follows:

           "(iii) Then, an amount up to 10 percent of the Net Cash Flow shall be distributed (A) 0% to the Class A Members in proportion to their respective Class A Unit Sharing Ratios, and (B) 100 percent to the Class B Members in proportion to their respective Class B Unit Sharing Ratios; "

     3. Section 5.4(b)(iv). Section 5.4(b)(iv) of the LLC Agreement is hereby amended and restated in its entirety to read as follows:

           "(iv)thereafter,  Net Cash Flow will be distributed
           (A) 35 percent to the Class A Members in proportion to their Class A Unit Sharing Ratios, and (B) 65 percent to the Class B Members in proportion to their respective Class B Unit Sharing Ratios."

     4. Ratification. Except as amended by this Amendment, all of the terms and provisions of the LLC Agreement (including, without limitation, all exhibits thereto) are hereby ratified and affirmed in all respects and are incorporated herein by reference.

     5. Counterparts. This Amendment may be executed in one or more counterparts (including faxed or electronic counterparts), all of which shall be considered one and the same agreement, and shall become effective, as described above, when one or more counterparts hereof have been signed and delivered by the minimum number of Members necessary to amend the LLC Agreement.

     IN WITNESS WHEREOF, the undersigned Members have executed this Amendment on the respective dates set forth below their signatures, but effective for all purposes as of the Effective Date.

                                                                  CLASS A UNIT
CLASS A MEMBERS:                               CLASS A UNITS:    SHARING RATIOS:
---------------                                -------------     --------------

CHEROKEE ENERGY PARTNERS LLC               10,000 Class A Units       100%

By: /s/ Daniel R. Revers
   -----------------------
Name: Daniel R. Revers
     ---------------------
Title: President
      --------------------
Execution Date: 02/11/05
               -----------


                                                                  CLASS B UNIT
CLASS B MEMBERS:                               CLASS B UNITS:    SHARING RATIOS:
---------------                                -------------     --------------

QUEST ENERGY SERVICE, INC.                    196 Class B Units       1.96%

By: /s/ Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------

                                                                  CLASS B UNIT
                                               CLASS B UNITS:    SHARING RATIOS:
                                               -------------     --------------

STP CHEROKEE, INC.                          3,276 Class B Units      37.26%

By: /s/ Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------

PONDEROSA GAS PIPELINE COMPANY, INC.          335 Class B Units       3.35%

By: /s/ Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------

QUEST OIL & GAS CORPORATION                 4,790 Class B Units      47.9%

By: /s/ Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------

PRODUCERS SERVICE, INCORPORATED                71 Class B Units       0.71%

By: Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------

J-W GAS GATHERING, L.L.C.                     882 Class B Units       8.82%

By: /s/ Jerry D. Cash
   ---------------------------
Name: Jerry D. Cash
     -------------------------
Title: Chief Executive Officer
      ------------------------
Execution Date: 02/11/05
               ---------------




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